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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                AMENDMENT NO. 1

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) FEBRUARY 12, 2001

                      HEALTHCARE REALTY TRUST INCORPORATED

             (Exact name of registrant as specified in its chapter)

             MARYLAND                  1-11852               62-1507028
   (State or other jurisdiction      (Commission            (IRS Employer
         of incorporation)           File Number)        Identification No.)

                              3310 WEST END AVENUE

                                    SUITE 700

                           NASHVILLE, TENNESSEE 37203
                    (Address of principal executive offices)

                                 (615) 269-8175

              (Registrant's telephone number, including area code)


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ITEM 9. REGULATION FD DISCLOSURE

         Healthcare Realty Trust is filing a revised version of its Supplemental Data Report, originally filed January 26, 2001, which is contained on its website (www.healthcarerealty.com). Schedules 5, 12 and 19(H) have been modified.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         c)       Exhibits

     99.1         Supplemental Data Report, dated February 9, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEALTHCARE REALTY TRUST INCORPORATED


                                     By:   /s/ Timothy G. Wallace
                                        -------------------------------------
                                               Timothy G. Wallace
                                            Executive Vice President
                                           and Chief Financial Officer

Date: February 12, 2001